                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Famous Dave's of America, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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
                         FAMOUS DAVE'S OF AMERICA, INC.
                               7657 Anagram Drive
                          Eden Prairie, Minnesota 55441

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 17, 1999


TO THE SHAREHOLDERS OF FAMOUS DAVE'S OF AMERICA, INC.

         Please take notice that the Annual Meeting of Shareholders of Famous Dave's of America, Inc. will be held, pursuant to due call by the Board of Directors of the Company, at the Calhoun Blues Club, 3001 Hennepin Avenue, Calhoun Square, Minneapolis, Minnesota, on June 17, 1999, at 10:00 a.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

     1.   To elect five directors.

     2. To approve an amendment to the Company's 1995 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 950,000 shares to 1,250,000 shares.

     3. To transact any other business as may properly come before the meeting or any adjournments thereof.

        Pursuant to due action of the Board of Directors, shareholders of record on April 30, 1999 will be entitled to vote at the meeting or any adjournments thereof.

         A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of Directors



                                              Douglas S. Lanham
                                              Secretary

May 17, 1999

                         FAMOUS DAVE'S OF AMERICA, INC.
                               7657 ANAGRAM DRIVE
                          EDEN PRAIRIE, MINNESOTA 55344

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  JUNE 17, 1999


                         VOTING AND REVOCATION OF PROXY

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Famous Dave's of America, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on June 17, 1999, at 10:00 a.m. at the Calhoun Blues Club, 3001 Hennepin Avenue, Calhoun Square, Minneapolis, Minnesota. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was May 17, 1999. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new proxy to the Secretary of the Company. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on April 30, 1999 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         The Company has outstanding one class of voting securities, Common Stock, $0.01 par value, of which 8,837,590 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the following persons is 7657 Anagram Drive, Eden Prairie, Minnesota 55344, and each such person has sole voting and investment power with respect to the shares of Common Stock set forth opposite each of their respective names.

NAME OF BENEFICIAL OWNER                  NUMBER           PERCENT OF CLASS
------------------------                  ------           ----------------

David W. Anderson                         1,781,000(1)          20.2

Douglas S. Lanham                           188,700(2)           2.1

Steven A. Sekely                            -0-    (3)           ---

Thomas J. Brosig                             63,333(4)            *
  11975 Seaway Road
   Golfport, MS 39503

Richard L. Monfort                           28,333(5)            *
   3519 Holman Court
   Greeley, CO 80631

Martin J. O'Dowd                             43,833(6)            *
   7701 France Ave. So., Suite 200
   Edina, MN 55435

Arnhold and S. Bleichroeder, Inc.           193,100(7)           2.2
   1345 Avenue of the Americas
   New York, NY 10105

BankBoston Corporation                      645,080(8)           7.2
   100 Federal Street
   Boston, MA 02110

Okabena Partnership K                       578,750(9)           6.5
   5140 Norwest Center
   90 South 7th Street
   Minneapolis, MN 55402-4139

All executive officers and directors
  as a group (six persons)                2,080,199(10)         22.9


*        Less than 1%.

(1) Includes 100,000 shares owned by Grand Pines Resorts, Inc., a corporation wholly-owned by Mr. Anderson. Mr. Anderson disclaims beneficial ownership of such shares.

(2) Includes 150,000 shares issuable upon exercise of options exercisable currently or within 60 days of the Record Date and 25,000 shares owned by David Anderson subject to an option held by Mr. Lanham which is currently exercisable.

(3) Mr. Sekely joined the Company as Controller on November 25, 1998 and is the Principal Accounting Officer.

(4) Includes 28,333 shares issuable upon exercise of options exercisable currently or within 60 days of the Record Date.

(5) Represents shares issuable upon exercise of options exercisable currently or within 60 days of the Record Date.

(6) Includes 28,333 shares issuable upon exercise of options exercisable currently or within 60 days of the Record Date.

(7) Figures based on a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 16, 1999.

(8) Figures based on a Schedule 13G filed with the SEC on February 17, 1998, on behalf of BankBoston Corporation and its subsidiary, BankBoston, National Association.

(9) Figures based on a Schedule 13G filed with the SEC on February 16, 1999.

(10) Includes 259,999 shares issuable upon exercise of options exercisable currently or within 60 days of the Record Date.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Five directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company.

         The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to the Company by such nominees. All of the persons listed below have consented to serve as a director, if elected.

NAME                      POSITIONS WITH THE COMPANY     AGE      DIRECTOR SINCE
----                      --------------------------     ---      --------------

David W. Anderson         Chairman of the Board           45         1994

Douglas S. Lanham         President, Chief Executive      50         1997
                          Officer, Chief Operating
                          Officer, Secretary and
                          Director

Thomas J. Brosig          Director                        49         1996

Richard L. Monfort        Director                        44         1996

Martin J. O'Dowd          Director                        50         1996

         DAVID W. ANDERSON was the founder of the Company and has been the Chairman of the Board since its formation. Mr. Anderson served as a director of Rainforest Cafe from September 1995 to May 1997. In October 1990, Mr. Anderson co-founded Grand Casinos, Inc. and through March 1996 served as a director and Executive Vice President of that company.

         DOUGLAS S. LANHAM joined the Company as President, Chief Operating Officer and a Director in January 1997. In April 1997, Mr. Lanham assumed the additional title of Chief Executive Officer and relinquished the title of President. In April 1998, Mr. Lanham assumed the additional titles of President and Secretary of the Company. From April 1994 to November 1996, Mr. Lanham was a partner and the Chief Operating Officer of Sunstate Restaurant Corp., a franchisee of Chili's Grill & Bar. He was the Senior Vice President of Operations for Brinker International from 1988 to April 1994, overseeing 70 Chili's Grill & Bar restaurants from 1988 to 1991 and then serving as Concept Head for 40 Grady's American Grill restaurants from 1991 to 1994.

         THOMAS J. BROSIG has been a Director of the Company since August 1996. Mr. Brosig is President and a director of Lakes Gaming, Inc. ("Lakes") and President of the Mid-South Region of Park Place Entertainment, Inc. ("Park Place"). Mr. Brosig served as President of Grand Casinos, Inc. (a predecessor of Lakes and now a wholly-owned subsidiary of Park Place) from September 1996 to December 1998 and served as its Chief Executive Officer from March 1998 to December 1998. Prior to that time and from August 1994, he served as its Executive Vice President - Investor Relations and Special Projects. From its inception until May 1995, Mr. Brosig served as Secretary of Grand Casinos, Inc., and served as its President from May 1993 until August 1994. Mr. Brosig also served as Grand Casinos, Inc.'s Chief Operating Officer from October 1991 until May 1993, and as its Chief Financial Officer from its inception until January 1992. Mr. Brosig is also a Director of G-III Apparel Group Ltd., a manufacturer and distributor of leather apparel, and Wilsons the Leather Experts Inc., a leather goods retailer.

         RICHARD L. MONFORT became a Director of the Company in December 1996. From 1990 to 1995, Mr. Monfort served as the President of the red meats division of Conagra, which division
                                        4
had $8 billion in sales of beef and pork annually. From September 1995 to the present, Mr. Monfort has been engaged in the management of various private business and investment interests, including acting as managing partner of the Hyatt Grand Champion Hotel (Palm Springs, California), owner of the Hilltop Steakhouse (Boston, Massachusetts), and partner in the Montera Cattle Company. Mr. Monfort is also a director of Electronic Fabrication Technology Corporation (Greeley, Colorado), a producer of circuit boards and other components for computer manufacturers and is Vice Chairman of the Colorado Rockies, a professional baseball team.

         MARTIN J. O'DOWD has been a Director of the Company since November 1996 and is the President, Chief Executive Officer and a Director of Elephant & Castle Group, Inc. He was Chief Operating Officer for United States operations of that company from April 1997 to March 1998. From May 1995 to April 1997, Mr. O'Dowd served as President and Chief Operating Officer and a Director of Rainforest Cafe, Inc. From July 1987 to May 1995, Mr. O'Dowd was Corporate Director, Food and Beverage Services for Holiday Inn Worldwide.

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by each executive officer of the Company whose salary and bonus during the year ended January 3, 1999 exceeded $100,000, or would have exceeded $100,000 had such officer been employed by the Company for the entire fiscal year.

                           SUMMARY COMPENSATION TABLE


                                                                                   Long-Term
                                                                                  Compensation
                                                                                  ------------
                                                                                     Awards
                                                                                     ------
                                             Annual Compensation                  Common Stock
                                     -------------------------------------
Name and                                                  Other Annual         Underlying    All Other
Principal Position          Year   Salary ($)  Bonus ($)  Compensation ($)    Options (#)   Compensation
------------------          ----   ----------  ---------  ----------------    -----------   ------------

David W. Anderson           1998    -0-          -0-         15,814             -0-            -0-
Chairman of the Board       1997   100,000       -0-         20,558             -0-            -0-
                            1996    78,680       -0-         16,320             -0-            -0-

Douglas S. Lanham           1998   236,653       -0-          -0-               -0-            -0-
President, CEO, COO         1997   199,039       -0-          -0-             300,000(2)       -0-
   and Secretary            1996    -0-          -0-          -0-               -0-            -0-

Mark A. Payne               1998    39,134       -0-          -0-               -0-          175,000(3)
President, Treasurer        1997   125,000       -0-          -0-              50,000          -0-
   and Secretary            1996    43,270       -0-          -0-             125,000          -0-

Stanley R. Herman           1998    34,230       -0-          -0-               -0-           62,500(4)
Vice President of           1997   118,749     25,000         -0-              20,000          -0-
  Strategic Planning        1996    -0-          -0-          -0-              80,000          -0-
  and Marketing

(1)      Automobile allowance.
(2)      Options were repriced in 1998.
(3) Mr. Payne's employment with the Company was terminated on February 3, 1998; represents severance payment.
(4) Mr. Herman's employment with the Company was terminated on February 6, 1998; represents severance payment.

                        OPTION GRANTS IN LAST FISCAL YEAR

         No stock options were granted to any of the executive officers named in the Summary Compensation Table during 1998.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table summarizes information with respect to options held by the executive officers named in the Summary Compensation Table, and the value of the options held by such persons at the end of fiscal 1998.

                                                                                         Value of Unexercised
                              Shares                        Number of Unexercised        in-the-Money Options
                            Acquired on     Value            Options at FY-End(#)          at FY-End($)(1)
                                                         ---------------------------   ---------------------------
Name                        Exercise(#)   Realized($)    Exercisable   Unexercisable   Exercisable   Unexercisable
----                        -----------   -----------    -----------   -------------   -----------   -------------

David W. Anderson             0               --                 0             0             --            --

Douglas S. Lanham             0               --             100,000       200,000          87,500       175,000

Mark A. Payne              115,000         391,925               0             0             --            --

Stanley R. Herman           40,000          42,875               0             0             --            --

(1) Based upon the difference between the option exercise price and the last sale price of the Common Stock on January 4, 1999, which was $2.875.

                          TEN-YEAR OPTION/SAR REPRICING

         The following table summarizes stock options granted to the executive officers named in the Summary Compensation Table that have been issued as replacement grants in exchange for options previously issued.


                                                                                                     Length of
                                                                                                      Original
                                   Number of          Market                                           Option
                                    Securities        Price of          Exercise                        Term
                                   Underlying         Stock at           Price at          New       Remaining
                                      Options         Time of            Time of        Exercise     at Date of
Name                 Date          Repriced(#)      Repricing($)      Repricing($)      Price($)     Repricing
----                 ----          -----------      ------------      ------------      --------     ---------
David W.  Anderson    --             --               --                --               --            --
Douglas S. Lanham    10/14/98      250,000          1.938              8.625            2.00          8 yrs
                     10/14/98       50,000          1.938             15.00             2.00          9 yrs
Mark A. Payne          --            --               --                --               --            --
Stanley R. Herman      --            --               --                --               --            --


         The Compensation Committee of the Board of Directors, consisting of Messrs. Thomas J. Brosig and Martin J. O'Dowd (the "Compensation Committee"), decided to reprice the options enumerated above in response to a decrease in the market price of the Company's common stock to a level which, in the opinion of the Committee, had the effect of eliminating substantially all of the incentive value of such options. The Compensation Committee concluded that short-term financial performance considerations should not unduly influence long-term compensation strategies. The Compensation Committee believes that stock options play an extremely important role in attracting and retaining talented executives, and motivating them to perform up to their full potential, particularly where stock options are an important component of an executive's compensation package. Accordingly, the Compensation Committee determined that the issuance of replacement options at the current market value was both necessary and consistent with its strategy of providing executives with tangible long-term performance incentives.

                                                COMPENSATION COMMITTEE

                                                Thomas J. Brosig
                                                Martin J. O'Dowd
EMPLOYMENT AGREEMENTS

         David W. Anderson, Chairman of the Board, had a two-year employment agreement which expired on March 4, 1998. It was subject to early termination for a variety of reasons, including voluntary termination by Mr. Anderson. Mr. Anderson's base salary was $100,000 for the 1997 fiscal year. Such base salary could be adjusted annually as determined by the Company's Board of Directors. Mr. Anderson took no salary for the 1998 fiscal year.

         Douglas S. Lanham, Chief Executive Officer and Chief Operating Officer, has a four-year employment agreement with the Company which expires on January 31, 2001, subject to early termination for a variety of reasons. Mr. Lanham received a base salary of $225,000 during the 1998 fiscal year. The base salary will be adjusted annually to reflect, at a minimum, increases in the consumer price index. Pursuant to the agreement, Mr. Lanham was guaranteed to receive an annual bonus in the amount of up to 20% of his base salary during the first year of his employment and in the amount of up to 40% of his base salary thereafter. Mr. Lanham waived receiving a bonus during fiscal year 1998, although he has not waived his right to receive a bonus or comparable compensation in the future. The agreement also provides that Mr. Lanham will receive one year's severance if terminated by the Company for a reason other than "cause" or if Mr. Lanham resigns for "good reason," as defined therein, except that if Mr. Lanham resigns for any reason between the sixth and 12th month of the agreement, he shall continue to receive his base salary for the remainder of the calendar year or for three months, if greater. Mr. Lanham also receives medical, dental and other customary benefits. The employment agreement provides that Mr. Lanham will not compete with the Company for two years if he resigns or is terminated for cause.

         Mark A. Payne, formerly President, Treasurer and Secretary whose employment was terminated on February 3, 1998, had a three-year employment agreement which expired on August 12, 1999. Mr. Payne received a base salary of $125,000 for the 1997 fiscal year. Such agreement provided that Mr. Payne would receive six months' severance if terminated by the Company for a reason other than "cause," as defined therein, within the first year of his employment and 12 months' severance if terminated by the Company for a reason other than cause after the first year of employment. The employment agreement provided that Mr. Payne would not compete with the Company for two years if he resigned or was terminated for cause.

         In conjunction with his termination, Mr. Payne received a severance payment of $175,000. In addition, the expiration date of Mr. Payne's option agreement dated August 12, 1996 to purchase 25,000 shares of Common Stock was extended until December 31, 1998. Under Mr. Payne's option agreement dated August 12, 1996 to purchase a total of 100,000 shares, the vesting of a previously unvested portion of the option to purchase 65,000 shares was accelerated to February 3, 1998. A portion of the option, to purchase 25,000 shares, had already vested on August 12, 1997. The expiration date to exercise the vested portion of the option was extended to December 31, 1998. The remaining unvested portion of the option, to purchase 10,000 shares, was terminated. Lastly, Mr. Payne's option agreement dated March 26, 1997 to purchase 50,000 shares was terminated.

         Stanley R. Herman, formerly the Company's Executive Vice President of Strategic Planning and Marketing, was terminated on February 6, 1998. He had a three-year employment agreement which expired on January 2, 2000. Mr. Herman received a base salary of $125,000 for the 1997 fiscal year. Such agreement provided that Mr. Herman would receive six months' severance if terminated by the Company for a reason other than "cause." Mr. Herman also received medical, dental and other customary benefits. The employment agreement provided that Mr. Herman would not compete with the Company for two years if he resigned or was terminated for cause.

         In conjunction with his termination, Mr. Herman received a severance payment of $62,500. Under Mr. Herman's option agreement dated December 18, 1996 to purchase a total of 80,000 shares, the vesting of a previously unvested portion of the option to purchase 50,000 shares was accelerated to February 6, 1998. A portion of the option, to purchase 20,000 shares, had already vested on December 18, 1997. The remaining unvested portion of the option, to purchase 10,000 shares, was terminated. Mr. Herman's option agreement dated December 18, 1997 to purchase 20,000 shares was also terminated.

DIRECTOR COMPENSATION

         Directors receive no monetary fees for serving as directors. On October 14, 1998, 25,000-share options previously granted to each of the Company's three non-management directors, Messrs. Brosig, Monfort and O'Dowd, were repriced to $2.00 per share. In each case the length of the original option term remaining was approximately eight years. The exercise prices had been $4.33, $6.75 and $4.33, respectively, for each of Messrs. Brosig, Monfort and O'Dowd. On January 9, 1998, each of those directors received ten-year options to purchase 35,000 shares for their service as directors. One-third of the options vest on each of the first, second and third anniversaries of the date of grant and had an exercise price of $6.75 a share. On October 14, 1998, the options were repriced to $2.00 per share.

         Members of the Board who are also employees of the Company receive no options for their services as directors.

                              CERTAIN TRANSACTIONS

         The Company has a $4,500,000 revolving line of credit with BNC Financial Corporation, of which $683,000 was outstanding at January 3, 1999. Advances are due upon demand and accrue interest at the prime rate plus 4% (11.75% at January 3, 1999), payable monthly. The note is secured by substantially all of the Company's assets and is personally guaranteed (and partially secured) by David Anderson, the Chairman of the Company. The agreement expires on April 30, 2000.

         The Company rents four restaurant sites from S&D Land Holdings, Inc. ("S&D"), a Minnesota corporation which is wholly owned by David Anderson. The Company paid S&D rent of $318,000 and $169,000 for the years ended January 3, 1999 and December 28, 1997. The Company owed S&D $318,000 and $172,000 at January 3, 1999 and December 28, 1997.

         Grand Pines Resorts, Inc. ("Grand Pines") is a company wholly owned by David Anderson. The Company charges Grand Pines a royalty of 4% of its food sales pursuant to a license and trademark agreement between the Company and Grand Pines. Royalty income was $62,000 and $56,000 for the years ended January 3, 1999 and December 28, 1997. Until July 1997, the Company also provided certain management services to Grand Pines for 3% of its food sales. Management fee income was $15,000 for the year ended December 28, 1997. At January 3, 1999 and December 28, 1997, Grand Pines owed the Company $80,000 and $190,000, respectively, for royalties, management services and other expenses.

         Management believes all of the above-described transactions were conducted on terms no less favorable to the Company than could be obtained from unrelated third parties.

                    PROPOSAL TO INCREASE THE NUMBER OF SHARES
                      OF COMMON STOCK RESERVED FOR ISSUANCE
           UNDER THE COMPANY'S 1995 STOCK OPTION AND COMPENSATION PLAN
                                  (PROPOSAL 2)

         On December 29, 1995, the Board of Directors of the Company unanimously approved the 1995 Stock Option and Compensation Plan (the "Plan"). At the Company's Annual Meeting of Shareholders on July 11, 1997, an amendment to the Plan was approved to increase the number of shares reserved for issuance under the Plan by 400,000 shares, for a total of 900,000 shares. At the Company's Annual Meeting of Shareholders on June 11, 1998, an amendment to the Plan was approved to increase the number of shares reserved for issuance under the Plan by 50,000 shares, for a total of 950,000 shares. On February 15, 1999, the Board of Directors approved an amendment to the Plan to increase the number of shares reserved for issuance under the Plan by 300,000, subject to approval by the Company's shareholders. A complete text of the Plan is set forth as Exhibit A to this Proxy Statement. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text.

GENERAL

         The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of and consultants to the Company.

         The Plan provides that a committee (the "Committee") composed of at least two disinterested members of the board of directors of the Company may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company (including officers and directors of the Company who are also employees of or consultants to the Company) selected from time to time by the Committee.

         The number of shares of Common Stock which may be issued under the Plan if this amendment is approved may not exceed 1,250,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 14.1% of the outstanding shares of Common Stock on April 30, 1999. On April 30, 1999, the closing sale price of the Common Stock as reported by Nasdaq was $2.75 per share.

STOCK OPTIONS

         Under the Plan, the Committee may grant non-qualified and incentive stock options to eligible participants to purchase shares of Common Stock from the Company. The Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

         The option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at their fair market value or as otherwise authorized by the Committee.

         In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

STOCK APPRECIATION RIGHTS

         A stock appreciation right or a "SAR" is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

         The Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

         Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of Common Stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of Common Stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of Common Stock, cash, or any combination of Common Stock and cash.

RESTRICTED STOCK

         Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

STOCK AWARDS

         Stock awards consist of the transfer by the Company to an eligible participant of shares of Common Stock, without payment, as additional compensation for services to the Company.

The number of shares transferred pursuant to any stock award will be determined by the Committee.

PERFORMANCE SHARES

         Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

CASH AWARDS

         A cash award consists of a monetary payment made by the Company to an eligible participant as additional compensation for his or her services to the Company. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Committee.

NON-TRANSFERABILITY OF MOST INCENTIVES

         No stock option, SAR, performance share or restricted stock granted under the Plan is transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

AMENDMENT OF THE PLAN

         The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion sets forth certain United States income tax considerations concerning the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of Common Stock may vary depending on a holder's particular status.

         Under existing Federal income tax provisions, a participant who receives a stock option, performance shares or a SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Incentive is granted. A participant who receives a stock award under the Plan consisting of shares of Common Stock will realize ordinary income in the year of the award and in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participate is required to treat as ordinary income.

         Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then
(i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

         The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income.

         If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

         When a stock appreciation right granted pursuant to the Plan is exercised, the participant will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he or she is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

         A participant who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

                               PROXIES AND VOTING

         Only holders of record of the Company's Common Stock at the close of business on April 30, 1999, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the record date, there were 8,837,590 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

         Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. The proxy will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

         All shares represented by proxies will be voted for approval of the proposed amendment to the 1995 Stock Option and Compensation Plan unless a contrary choice is specified. A shareholder who abstains with respect to this proposal is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote on the proposal shall not be considered present and entitled to vote on the proposal.

         While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

                                  OTHER MATTERS

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held nine meetings during 1998 and took action by written action in lieu of a meeting seven times. The Company has an audit committee and a Compensation Committee.

         The Company's audit committee was constituted on May 22, 1997 and consists of Messrs. Thomas J. Brosig and Richard L. Monfort. The audit committee recommends to the full Board the engagement of the Company's independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors and reviews the adequacy of the Company's system of internal accounting controls. The audit committee met once during the last fiscal year.

         The Company's Compensation Committee was constituted on April 22, 1997 and consists of Messrs. Thomas J. Brosig and Martin J. O'Dowd. The Compensation Committee reviews the Company's remuneration policies and practices, makes recommendations to the full Board in connection with all compensation matters affecting the Company and administers the

Company's incentive compensation plans. The Compensation Committee met twice during the last fiscal year.

INDEPENDENT ACCOUNTANTS

         Lund Koehler Cox & Arkema, LLP has acted as the Company's independent public accountants since the Company's inception and will serve as such for the current fiscal year. A representative of Lund Koehler Cox & Arkema, LLP is expected to attend this year's Annual Meeting of Shareholders and will be available to respond to appropriate questions from shareholders.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the year ended January 3, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

PROPOSALS OF SHAREHOLDERS

         Any shareholder who desires to submit a proposal for action by the stockholders at the next annual meeting must submit such proposal in writing to David W. Anderson, Chairman, Famous Dave's of America, Inc., 7657 Anagram Drive, Eden Prairie, Minnesota 55344 by February 18, 2000. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

         On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934. The amendment to 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the stockholder has not sought to include in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days before the date of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2000 Annual Meeting of Shareholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company's proxy statement by April 3, 2000, the management proxies will be allowed to use their discretionary authority as outlined above.

SOLICITATION

         The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited personally, by telephone, by telegram or by special letter.

         The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                           By Order of the Board of Directors



                                           Douglas S. Lanham
                                           Secretary

                                                                      EXHIBIT A

                         FAMOUS DAVE'S OF AMERICA, INC.

                              1995 STOCK OPTION AND
                                COMPENSATION PLAN
                       (as amended through June 11, 1998)



         a. Purpose. The purpose of this Famous Dave's of America, Inc. (the "Company") 1995 Stock Option and Compensation Plan (the "Plan") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees and certain key consultants. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company ("Common Stock"), monetary payments, or both, on terms determined under this Plan.

         b. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company. If the Company stock is privately held, the Committee shall consist of one or more directors of the Company as shall be appointed from time to time by the Chairman of the board of directors of the Company. If the Company stock becomes the subject of a public offering, the Committee shall then consist of not less than two directors of the Company who shall be appointed from time to time by the board of directors of the Company, each of which such appointees shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"), and the board of directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. If more than one person is on the Committee, the following shall apply: (a) the Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable; (b) a majority of the Committee's members shall constitute a quorum; (c) all action of the Committee shall be taken by the majority of its members; and (d) any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if they had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

         c. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

         d. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options

(section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section 10).

     e.   Shares Subject to the Plan.

          i. Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 950,000 shares of Common Stock.

         ii. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to
     Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

         iii. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

     f. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

           i. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

          ii. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

         iii. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

          iv. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

          v. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended):

               (1) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.


               (2) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.


               (3) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the stockholders.


               (4) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.


               (5) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.


               (6) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

       g. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  i. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                  ii. Duration. Subject to earlier termination as provided in
         Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

                  iii. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

                  iv. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

                           (1) the number of shares of Common Stock as to which
                  the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

                           (2) the Fair Market Value of a share of Common Stock
                  on the exercise date.

         In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

         h. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

              i. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

              ii. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

              iii. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                    (1) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of death, disability or retirement of the holder of such shares, or otherwise);

                    (2) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

                    (3) such other conditions or restrictions as the Committee may deem advisable.

              iv. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                    The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1995 Stock Option and Compensation Plan of Famous Dave's of America, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

              v. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

              vi. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

          Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

          I. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

               i. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

               ii. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

               iii. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

               iv. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

          j. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

          k.   General.

               i. Effective Date. The Plan will become effective upon its adoption by unanimous written action by all holders of shares of Common Stock. Unless approved within one year after the date of the Plan's adoption by the board of directors, the Plan shall not be effective for any purpose.

               ii. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

               iii. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or he or by his or her guardian or legal representative.

               iv. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

               v. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

               vi. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

               vii. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

               viii. Withholding.

                     (1) The Company shall have the right to withhold from any
               payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                     (2) Each Election must be made prior to the Tax Date. The
               Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                     (3) If a participant is an officer or director of the
               Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

               ix. No Continued Employment. Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries, or any other person, any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

               x. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

               xi. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted,
          (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

               xii. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the board of directors and a majority of the Continuing Directors (as defined below).

                     (1) any person or group of persons becomes the beneficial
               owner of thirty percent (30%) or more of any equity security of the Company entitled to vote for the election of directors;

                     (2) a majority of the members of the board of directors of the Company is replaced within the period of less than two (2) years by directors not nominated and approved by the board of directors; or

                     (3) the stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

         For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than thirty percent (30%) of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own thirty percent (30%) or more of any equity security of the Company.

         For purposes of this Section 11.12, "Continuing Directors" are directors (a) who were in office prior to the time any of provisions (1), (2) or
(3) occurred or any person publicly announced an intention to acquire twenty percent (20%) or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

                  xiii. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System)("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ. If the Common Stock is not listed on an Exchange or on NASDAQ, "Fair Market Value" shall be determined by the Board of Directors of the Company, which such valuation determination shall be conclusive.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FAMOUS DAVE'S OF AMERICA, INC.

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- JUNE 17, 1999

    The undersigned, a shareholder of Famous Dave's of America, Inc., hereby appoints David W. Anderson and Douglas S. Lanham, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of Famous Dave's of America, Inc. to be held at the Calhoun Blues Club, 3001 Hennepin Avenue, Calhoun Square, Minneapolis, Minnesota, on Thursday, June 17, 1999, at 10:00 a.m., and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

              1.   Election of Directors
                   [ ]  FOR all nominees                          [ ]  WITHHOLD AUTHORITY to vote for
                        (except as marked to the contrary below)       all nominees listed below

       David W. Anderson, Thomas J. Brosig, Douglas S. Lanham, Richard L.
                           Monfort, Martin J. O'Dowd

     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

     ----------------------------------------------------------------------

(2) To approve an amendment to the Company's 1995 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 950,000 shares to 1,250,000 shares.

         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

(3) Upon such other business as may properly come before the meeting or any adjournments thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES,

     AND FOR THE AMENDMENT TO THE 1995 STOCK OPTION AND COMPENSATION PLAN.

        (Continued, and TO BE COMPLETED AND SIGNED, on the reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (Continued from other side)

    The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director and FOR the proposal to increase the number of shares reserved for issuance under the Company's 1995 Stock Option and Compensation Plan.

                                         Dated
                                         ----------------------------------
                                         , 1999

                                         x
                                         ----------------------------------

                                         x
                                         ----------------------------------

(Shareholder must sign exactly as the name appears at left. When signed as a corporate officer, executor,
                                         administrator, trustee, guardian,
                                         etc., please give full title as
                                         such. Both joint tenants must
                                         sign.)